EXHIBIT A

REGISTRATION RIGHTS AGREEMENT

This  Registration  Rights  Agreement  (this  “Agreement”)  is  made  and  entered  into as  of  January __,  2015,  among MineralRite Corporation,  a Nevada corporation  (the “Company”)

and River North Equity, Inc. (the “Buyer”).

This  Agreement  is  made  pursuant  to  the  Securities  Purchase  Agreement,  dated  as of the date hereof between the Company and the Buyer (the “Purchase Agreement”).

The Company and Buyer hereby agree as follows:

1.

Definitions.    Capitalized  terms  used  and  not  otherwise  defined  herein  that  are defined  in  the  Purchase  Agreement  shall  have  the  meanings  given  such  terms  in  the  Purchase

Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(d).

“Effectiveness  Date”  means,  with  respect  to  the  initial  Registration  Statement required to be filed hereunder, the 120th calendar day following the date hereof.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Filing  Date”  means,  with  respect  to  the  initial  Registration  Statement  required hereunder, the 45th calendar day following the date hereof.

“Holder” or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities. Holder may refer to Holders where appropriate.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Prospectus”   means   the   prospectus   included   in   a   Registration   Statement

(including,  without  limitation,  a  prospectus  that  includes  any  information  previously omitted  from  a  prospectus  filed  as  part  of  an  effective  registration  statement  in  reliance upon  Rule  430A  promulgated  under  the  Securities  Act),  as  amended  or  supplemented  by any prospectus supplement, with respect to the terms of the offering of any portion of the

Registrable Securities covered by a Registration Statement, and all other amendments and supplements  to  the  Prospectus,  including  post-effective  amendments,  and  all  material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable  Securities”  means  all  of  (i)  the  Draw  Down  Shares  issuable  as  per

the   Securities   Purchase   Agreement,   (ii)   the   Shares   as   per   the   Securities   Purchase

Agreement,    and  (iii)  any  shares  of  Common  Stock  issued  or  issuable  upon  any  stock split,  dividend  or  other  distribution,  recapitalization  or  similar  event  with  respect  to  the foregoing.

“Registration  Statement”  means  the  initial  Registration  Statement  required  to  be filed  hereunder  and  any  additional  registration  statements  filed  pursuant  to  the  Securities

Purchase   Agreement,   including   (in   each   case)   the   Prospectus,   amendments   and

supplements   to   such   registration   statement   or   Prospectus,   including   pre-   and   post-

effective  amendments,  all  exhibits  thereto,  and  all  material  incorporated  by  reference  or deemed to be incorporated by reference in such registration statement.

“Rule  415”  means  Rule  415  promulgated  by  the  Commission  pursuant  to  the

Securities  Act,  as  such  Rule  may  be  amended  from  time  to  time,  or  any  similar  rule  or regulation  hereafter  adopted  by  the  Commission  having  substantially  the  same  purpose and effect as such Rule.

“Rule  424”  means  Rule  424  promulgated  by  the  Commission  pursuant  to  the

Securities  Act,  as  such  Rule  may  be  amended  from  time  to  time,  or  any  similar  rule  or regulation  hereafter  adopted  by  the  Commission  having  substantially  the  same  purpose and effect as such Rule.

2.

Shelf Registration.

(a)

On or prior to the Filing Date, the Company shall  prepare and file with the

Commission  a  “Shelf”  Registration  Statement  covering  the  resale  of  the  Registrable

Securities  for  an  offering  to  be  made  by  the  Holder(s)  on  a  continuous  basis  pursuant  to

Rule  415;  provided,  however,  that  if  100%  of  the  Registrable  Securities  hereunder  shall equal  or  exceed  33%  of  the  issued  and  outstanding  Common  Stock  less  any  such  shares held  by  Affiliates  of  the  Company  on  the  actual  filing  date  of  the  initial  Registration

Statement  (“Registration  Cap”),  the  initial  Registration  Statement  shall  register  a  number of shares of Common Stock which is equal to the Registration Cap; provided, further, that if  any  Registration  Statement  is  subject  to  a  Registration  Cap,  the  shares  issued  to  the

Buyer  at  the  Initial  Closing  shall  have  priority  in  such  Registration  Statement  over  the

Draw  Down  Shares  if  such  shares  are  not  then  registered  and  that  the  Additional  Shares to  be  issued  to  the  Buyer  as  per  Section  2.3  of  the  Purchase  Agreement  shall  be  taken down  from  an  effective  Registration  Statement.  Subject  to  the  terms  of  this  Agreement,

the  Company  shall  use  its  commercially  reasonable  efforts  to  cause  any  Registration

Statement  to  be  declared  effective  under  the  Securities  Act  as  promptly  as  possible  after the  filing thereof,  and  with  respect  to  the  initial  Registration  Statement  in  any event  prior to  the  applicable  Effectiveness  Date,  and  shall  use  its  commercially  reasonable  efforts  to keep such  Registration Statement continuously effective under the Securities Act until  all

Registrable  Securities  covered  by  such  Registration  Statement  have  been  sold;  provided,

however,  that  Company  shall  not  be  required  to  have  unissued  Draw  Down  Shares covered by such Registration Statement after the expiration of the Commitment Period as

such   term   is   described   in   the   Securities   Purchase   Agreement     (the   “Effectiveness

Period”).      The   Company   shall   promptly   notify   the   Holders   via   facsimile   of   the

effectiveness  of  a  Registration  Statement  on  the  same  Trading  Day  that  the  Company telephonically  confirms  effectiveness  with  the  Commission.  The  Company  shall  file  a final Prospectus with the Commission as required by Rule 424.

3.

Registration Procedures

In   connection   with   the   Company’s   registration   obligations   hereunder,   the

Company shall:

(a)

Not  less  than  five  Trading  Days  prior  to  the  filing  of   a  Registration

Statement  and  not  less  than  1  Trading Day prior  to  the  filing of  any related  Prospectus  or

any   amendment   or   supplement   thereto   (including   any   document   that   would   be

incorporated  or  deemed  to  be  incorporated  therein  by  reference),  the  Company  shall,  (i)

furnish  to  Holder  copies  of  all  such  documents  proposed  to  be  filed,  which  documents

(other  than  those  incorporated  or  deemed  to  be incorporated  by reference)  will  be subject to  the  review  of  Holder,  and  (ii)  cause  its  officers  and  directors,  counsel  and  independent certified  public  accountants  to  respond  to  such  inquiries  as  shall  be  necessary,  in  the reasonable  opinion  of  respective  counsel  to  Holder  to  conduct  a  reasonable  investigation within  the  meaning  of  the  Securities  Act.  The  Company  shall  not  file  a  Registration

Statement  or  any  such  Prospectus  or  any  amendments  or  supplements  thereto  to  which the  Holder  shall  reasonably  object  in  good  faith,  provided  that,  the  Company  is  notified of  such  objection  in  writing  no  later  than  5  Trading  Days  after  the  Holder  has  been  so furnished  copies  of  a  Registration  Statement  or  1  Trading  Day  after  the  Holder  has  been so  furnished  copies  of  any  related  Prospectus  or  amendment  or  supplement  thereto  and

provided   that   such   failure   to   file   shall   not   constitute   a   default   under   any   of   the

Transaction  Documents  provided  that  the  Company  use  commercially  reasonable  effort to address such objections promptly.

(b)

(i)  Prepare  and  file  with  the  Commission  such  amendments,  including post-effective  amendments,  to  the  Registration  Statement  and  the  Prospectus  used  in

connection   therewith   as   may   be   necessary   to   keep    the   Registration   Statement

continuously  effective  as  to  the  applicable  Registrable  Securities  for  the  Effectiveness

Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii)

cause  the  related  Prospectus  to  be  amended  or  supplemented  by  any  required  Prospectus supplement (subject to the terms of this Agreement), and as so  supplemented or amended to  be  filed  pursuant  to  Rule  424;  (iii)  respond  as  promptly  as  reasonably  possible  to  any comments  received  from  the  Commission  with  respect  to  the  Registration  Statement  or any  amendment  thereto  and  as  promptly  as  reasonably  possible  provide  the  Holder  true and  complete  copies  of  all  correspondence  from  and  to  the  Commission  relating  to  the

Registration   Statement   (provided   that   the   Company   may   excise   any   information

contained  therein  which  would  constitute  material  non-public  information  as  to  Holder);

and  (iv)  comply  in  all  material  respects  with  the  provisions  of  the  Securities  Act  and  the

Exchange  Act  with  respect  to  the  disposition  of  all  Registrable  Securities  covered  by  a

Registration Statement during the applicable period in accordance (subject to the terms of this  Agreement)  with  the  intended  methods  of  disposition  by the  Holder  set  forth  in  such

Registration Statement as so amended or in such Prospectus as so supplemented.

(c)

If  during  the  Effectiveness  Period,  the  number  of  Registrable  Securities  at any  time  exceeds  100%  of  the  number  of  shares  of  Common  Stock  then  registered  in  a

Registration  Statement,  then  the  Company  shall  file  as  soon  as  reasonably  practicable  an additional Registration Statement covering the resale by the Holder of not less than 100%

of the number of such Registrable Securities.

(d)

Notify  the  Holder  of  Registrable  Securities  to  be  sold  (which  notice  shall,

pursuant  to  clauses  (iii)  through  (vi) hereof,  be accompanied  by an  instruction  to  suspend the  use  of  the  Prospectus  until  the  requisite  changes  have  been  made)  as  promptly  as reasonably possible (and, in the case of (i)(A) below, not less than 1 Trading Day prior to such  filing)  and  (if  requested  by any such  Person)  confirm  such  notice in  writing no  later than  one  Trading  Day  following  the  day  (i)(A)  when  a  Prospectus  or  any  Prospectus supplement  or  post-effective  amendment  to  a  Registration  Statement  is  proposed  to  be filed;  (B)  when  the  Commission  notifies  the  Company  whether  there  will  be  a  “review”

of  such  Registration  Statement  and  whenever  the  Commission  comments  in  writing  on such  Registration  Statement;  and  (C)  with  respect  to  a  Registration  Statement  or  any post-effective amendment, when the same has become effective; (ii) of any request by the

Commission  or  any  other  Federal  or  state  governmental  authority  for  amendments  or supplements  to  a  Registration  Statement  or  Prospectus  or  for  additional  information;  (iii)

of the issuance by the Commission or any other federal or state governmental authority of any  stop  order  suspending  the  effectiveness  of  a  Registration  Statement  covering  any  or all  of  the  Registrable  Securities  or  the  initiation  of  any Proceedings  for  that  purpose;  (iv)

of  the  receipt  by  the  Company  of  any  notification  with  respect  to  the  suspension  of  the qualification  or  exemption  from  qualification  of  any of  the  Registrable Securities  for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v)

of  the  occurrence  of  any  event  or  passage  of  time  that  makes  the  financial  statements included  in  a  Registration  Statement  ineligible  for  inclusion  therein  or  any  statement made in  a  Registration  Statement  or  Prospectus  or  any document  incorporated  or  deemed to  be  incorporated  therein  by reference untrue in  any material respect  or that requires  any revisions  to  a  Registration  Statement,  Prospectus  or  other  documents  so  that,  in  the  case of  a  Registration  Statement  or  the  Prospectus,  as  the  case  may be,  it  will  not  contain  any untrue  statement  of  a  material  fact  or  omit  to  state  any material  fact  required  to  be  stated

therein  or  necessary  to  make  the  statements  therein,  in  light  of  the  circumstances  under which  they  were  made,  not  misleading;  and  (vi)  the  occurrence  or  existence  of  any pending  corporate  development  with  respect  to  the  Company  that  the  Company  believes may  be  material  and  that,  in  the  determination  of  the  Company,  makes  it  not  in  the  best interest  of  the  Company  to  allow  continued  availability  of  a  Registration  Statement  or

Prospectus;  provided  that  any  and  all  of  such  information  shall  remain  confidential  to

Holder  until  such  information  otherwise  becomes  public,  unless  disclosure  by  Holder  is required  by  law;  provided,  further,  notwithstanding  Holder’s  agreement  to  keep  such

information   confidential,   the   Holder   makes   no   acknowledgement   that   any   such

information is material, non-public information.

(e)

Use  its  best  efforts  to  avoid  the  issuance  of,  or,  if  issued,  obtain  the withdrawal  of  (i)  any  order  suspending  the  effectiveness  of  a  Registration  Statement,  or

(ii)  any  suspension  of  the  qualification  (or  exemption  from  qualification)  of  any  of  the

Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f)

Furnish  to  Holder,  without  charge,  at  least  one  conformed  copy  of  each such  Registration  Statement  and  each  amendment  thereto,  including  financial  statements and  schedules,  all  documents  incorporated  or  deemed  to  be  incorporated  therein  by reference  to  the  extent  requested  by  such  Person,  and  all  exhibits  to  the  extent  requested

by  such   Person   (including  those   previously  furnished   or   incorporated   by  reference)

promptly after the filing of such documents with the Commission.

(g)

Subject  to  the  terms  of  this  Agreement,  the  Company  hereby  consents  to the  use  of  such  Prospectus  and  each  amendment  or  supplement  thereto  by  the  Holder  in connection  with  the  offering  and  sale  of  the  Registrable  Securities  covered  by  such

Prospectus  and  any  amendment  or  supplement  thereto,  except  after  the  giving  of  any notice pursuant to Section 3(d).

(h)

Should   any   broker-dealer   be   required   to   make   a   filing   or   have   the

Company make a filing with any regulatory authority prior to executing a sale by Holder,

the Company shall (i) make an issuer filing with such authority or authorities, (ii) respond within five Trading Days to any comments received in connection therewith, and (iii) pay the filing fees required in connection therewith.

(i)

Prior    to    any   resale    of    Registrable    Securities    by   Holder,    use    its

commercially  reasonable  efforts  to  register  or  qualify  or  cooperate  with  the  Holder  in connection  with  the  registration  or  qualification  (or  exemption  from  the  Registration  or

qualification)  of  such   Registrable  Securities  for  the  resale  by  the  Holder  under  the securities  or  Blue  Sky  laws  of  such  jurisdictions  within  the  United  States  as  Holder reasonably  requests  in  writing,  to  keep  each  registration  or  qualification  (or  exemption therefrom)  effective  during  the  Effectiveness  Period  and  to  do  any  and  all  other  acts  or

things   reasonably   necessary   to   enable   the   disposition   in   such   jurisdictions   of   the

Registrable Securities covered by the Registration Statement; provided, that the Company shall not be required to qualify generally to  do business in any jurisdiction where it is not then  so  qualified,  subject  the  Company to  any material  tax  in  any such  jurisdiction  where it  is  not  then  so  subject  or  file  a  general  consent  to  service  of  process  in  any  such jurisdiction.

(j)

If  requested  by  the  Holder,  cooperate  with  the  Holder  to  facilitate  the timely  preparation  and  delivery  of  certificates  representing  Registrable  Securities  to  be delivered  to  a  transferee  pursuant  to  the  Registration  Statement,  which  certificates  shall be  free,  to  the  extent  permitted  by the  Purchase Agreement,  of  all  restrictive legends,  and to  enable  such  Registrable  Securities  to  be  in  such  denominations  and  registered  in  such names as Holder may request.

(k)

Upon  the  occurrence  of  any  event  contemplated  by  this  Section  3,  as

promptly   as   reasonably   possible   under   the   circumstances   taking   into   account   the

Company’s  good  faith  assessment  of  any  adverse  consequences  to  the  Company  and  its

stockholders   of   the   premature   disclosure   of   such   event,   prepare   a   supplement   or

amendment,  including  a  post-effective  amendment,  to  the  Registration  Statement  or  a supplement  to  the  related  Prospectus  or  any  document  incorporated  or  deemed  to  be incorporated  therein  by  reference,  and  file  any  other  required  document  so  that,  as thereafter  delivered,  neither  the  Registration  Statement  nor  such  Prospectus  will  contain an  untrue statement  of  a  material  fact  or  omit  to  state a material  fact  required  to  be stated

therein  or  necessary  to  make  the  statements  therein,  in  light  of  the  circumstances  under which they were made, not misleading.  If the Company notifies the Holder in accordance with  clauses  (iii)  through  (vi)  of  Section  3(d)  above to  suspend  the  use of  any Prospectus until  the  requisite  changes  to  such  Prospectus  have  been  made,  then  the  Holder  shall

suspend  use  of  such  Prospectus.   The  Company will  use  its  best  efforts  to  ensure  that  the use of the Prospectus may be resumed as promptly as is practicable.

(l)

Comply with all applicable rules and regulations of the Commission.

(m)

The   Company   may   require   the   Holder   to   furnish   to   the   Company   a

certified  statement  as  to  the  number  of  shares  of  Common  Stock  beneficially  owned  by the  Holder  and,  if  required  by  the  Commission,  the  natural  persons  thereof  that  have voting  and  dispositive  control  over  the  Shares.  The  Holder  acknowledges  that  it  will  be named  as  an  “underwriter”  of  the  Registrable  Securities  in  the  Prospectus,  as  required  by

Commission policies.

4.

Registration  Expenses.   All  fees  and  expenses  incident  to  the  performance  of  or compliance with this Agreement by the Company shall be borne by the Company whether or not

any  Registrable   Securities   are   sold   pursuant   to   the   Registration   Statement.     The   fees   and

expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and  filing  fees  (including,  without  limitation,  fees  and  expenses  (A)  with  respect  to  filings required  to  be  made  with  any  Trading  Market  on  which  the  Common  Stock  is  then  listed  for trading,  (B) in  compliance with applicable state securities or  Blue Sky laws  reasonably agreed to by  the  Company  in  writing  (including,  without  limitation,  fees  and  disbursements  of  counsel  for the  Company  in  connection  with  Blue  Sky  qualifications  or  exemptions  of  the  Registrable

Securities)  and  (C)  if  not  previously  paid  by  the  Company  in  connection  with  an  issuer  filing,

with respect to any filing that may be required to be made by any broker through which a Holder intends  to  make sales  of Registrable  Securities,  so  long as  the  broker  is  receiving no  more than  a customary brokerage  commission  in  connection with  such  sale,  (ii)  printing expenses  (including,

without  limitation,  expenses  of  printing  certificates  for  Registrable  Securities,  (iii)  messenger,

telephone  and  delivery  expenses,  (iv)  fees  and  disbursements  of  counsel  for  the  Company,  (v)

Securities  Act  liability  insurance,  if  the  Company  so  desires  such  insurance,  and  (vi)  fees  and expenses  of  all  other  Persons  retained  by the  Company  in  connection  with  the  consummation  of

the  transactions  contemplated  by this  Agreement.   In  addition,  the  Company shall  be responsible

for  all  of  its  internal  expenses  incurred  in  connection  with  the  consummation  of  the  transactions contemplated  by  this  Agreement  (including,  without  limitation,  all  salaries  and  expenses  of  its officers  and  employees  performing  legal  or  accounting  duties),  the  expense  of  any  annual  audit and the  fees and  expenses incurred in  connection  with the listing of the  Registrable  Securities on any securities  exchange  as  required  hereunder.  In  no  event  shall  the  Company be responsible  for

any  broker  or  similar  commissions   of  Holder  or,  except  to  the  extent  provided  for  in  the

Transaction Documents, any legal fees or other costs of the Holder.

5.

Indemnification

(a)

Indemnification  by  the  Company.    The  Company  shall,  notwithstanding

any  termination  of  this  Agreement,  indemnify  and  hold  harmless  Holder,  the  officers,

directors,   members,   partners,   agents,   brokers   (including   brokers   who   offer   and   sell

Registrable Securities as principal as a result of a pledge or any failure to perform under a

margin  call  of  Common  Stock),  investment  advisors   and  employees  (and  any  other

Persons    with    a    functionally    equivalent    role    of    a    Person    holding    such    titles,

notwithstanding  a  lack  of  such  title  or  any  other  title)  of  Holder,  each  Person  who controls  Holder  (within  the  meaning  of  Section  15  of  the  Securities  Act  or  Section  20  of

the  Exchange  Act)  and  the  officers,  directors,  members,  shareholders,  partners,  agents and  employees  (and  any  other  Persons  with  a  functionally  equivalent  role  of  a  Person holding  such  titles,  notwithstanding  a  lack  of  such  title  or  any  other  title)of  each  such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’  fees)  and  expenses  (collectively,  “Losses”),  as  incurred,  arising  out  of  or relating  to  (1)  any  untrue  or  alleged  untrue  statement  of  a  material  fact  contained  in  a

Registration  Statement,  any  Prospectus  or  any  form  of  prospectus  or  in  any  amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission  or  alleged  omission  of  a  material  fact  required  to  be  stated  therein  or  necessary to  make  the  statements  therein  (in  the  case  of  any  Prospectus  or  form  of  prospectus  or supplement  thereto,  in  light  of  the  circumstances  under  which  they  were  made)  not misleading,  or  (2)  any  violation  or  alleged  violation  by  the  Company  of  the  Securities

Act,  Exchange  Act  or  any  state  securities  law,  or  any  rule  or  regulation  thereunder,  in connection  with  the  performance  of  its  obligations  under  this  Agreement,  except  to  the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon  information  regarding  Holder  furnished  in  writing  to  the  Company  by  Holder expressly  for  use  therein,  or  to  the  extent  that  such  information  relates  to  Holder  or

Holder’s proposed method of distribution of Registrable Securities and was reviewed  and expressly  approved  in  writing  by  Holder  expressly  for  use  in  a  Registration  Statement,

such  Prospectus  or  such  form  of  Prospectus  or  in  any  amendment  or  supplement  thereto

(it being understood that the Holder has approved Annex  A hereto for this purpose) or (ii)

in  the  case  of  an  occurrence  of  an  event  of  the  type  specified  in  Section  3(d)(iii)-(vi),  the use  by  Holder  of  an  outdated  or  defective  Prospectus  after  the  Company  has  notified

Holder  in  writing  that  the  Prospectus  is  outdated  or  defective  and  prior  to  the  receipt  by

Holder  of  the  Advice  contemplated  in  Section  6(d).    The  Company  shall  notify  the

Holder  promptly  of  the  institution,  threat  or  assertion  of  any  Proceeding  arising  from  or

in   connection   with   the   transactions   contemplated   by   this   Agreement   of   which   the

Company is aware.

(b)

Indemnification   by   Holder.   Holder   shall,   severally   and   not   jointly,

indemnify  and  hold  harmless  the  Company,  its  directors,  officers,  agents  and  employees,

each   Person   who   controls   the   Company  (within   the   meaning   of   Section   15   of   the

Securities  Act  and  Section  20  of  the  Exchange  Act),  and  the  directors,  officers,  agents  or employees  of  such  controlling  Persons,  to  the  fullest  extent  permitted  by  applicable  law,

from and against all  Losses, as incurred, to the  extent arising out of or based solely upon:

(x) Holder’s failure to comply with the prospectus delivery requirements of the Securities

Act  or  (y)  any  untrue  or  alleged  untrue  statement  of  a  material  fact  contained  in  any

Registration  Statement,  any Prospectus,  or  any  form  of  prospectus,  or  in  any  amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission  or  alleged  omission  of  a  material  fact  required  to  be  stated  therein  or  necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or  omission is contained in any information so furnished in writing by  Holder  to  the  Company  specifically  for  inclusion  in  such  Registration  Statement  or such  Prospectus  or  (ii)  to  the  extent  that  such  information  relates  to  Holder’s  proposed

method   of   distribution   of   Registrable   Securities   and   was   reviewed   and   expressly

approved  in  writing  by  Holder  expressly  for  use  in  a  Registration  Statement  ,  such

Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii)

in  the  case  of  an  occurrence  of  an  event  of  the  type  specified  in  Section  3(d)(iii)-(vi),  the use  by  Holder  of  an  outdated  or  defective  Prospectus  after  the  Company  has  notified

Holder  in  writing  that  the  Prospectus  is  outdated  or   defective  and  prior  to  the  receipt  by

Holder  of  the  Advice  contemplated  in  Section  6(d).    In  no  event  shall  the  liability  of

Holder  hereunder  be  greater  in  amount  than  the  dollar  amount  of  the  net  proceeds

received   by  Holder   upon   the   sale   of   the   Registrable   Securities   giving  rise   to   such

indemnification obligation.

(c)

Conduct   of   Indemnification   Proceedings.   If   any   Proceeding   shall   be

brought  or  asserted  against  any  Person  entitled  to  indemnity  hereunder  (an  “Indemnified

Party”),  such  Indemnified  Party  shall  promptly  notify  the  Person  from  whom  indemnity is  sought  (the  “Indemnifying  Party”)  in  writing,  and  the  Indemnifying  Party  shall  have the  right  to  assume  the  defense  thereof,  including  the  employment  of  counsel  reasonably satisfactory to the  Indemnified Party and the payment of all fees and expenses incurred in connection  with  defense  thereof;  provided,  that  the  failure  of  any  Indemnified  Party  to give  such  notice  shall  not  relieve  the  Indemnifying  Party  of  its  obligations  or  liabilities pursuant  to  this  Agreement,  except  (and  only)  to  the  extent  that  it  shall  be  finally determined  by  a  court  of  competent  jurisdiction  (which  determination  is  not  subject  to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An  Indemnified  Party shall  have  the  right  to  employ separate  counsel  in  any  such

Proceeding  and  to  participate  in  the  defense  thereof,  but  the  fees  and  expenses  of  such

counsel  shall  be  at  the  expense  of  such  Indemnified  Party  or  Parties  unless:    (1)  the

Indemnifying   Party   has   agreed   in   writing   to   pay   such   fees   and   expenses;   (2)   the

Indemnifying  Party  shall  have  failed  promptly  to  assume  the  defense  of  such  Proceeding and  to  employ  counsel  reasonably  satisfactory  to  such  Indemnified  Party  in  any  such

Proceeding;  or  (3)  the  named  parties  to  any  such  Proceeding  (including  any  impleaded parties)  include  both  such  Indemnified  Party  and  the  Indemnifying  Party,  and  counsel  to the  Indemnified  Party shall  reasonably believe  that  a material  conflict  of  interest  is  likely

to   exist   if   the   same   counsel   were   to   represent   such   Indemnified   Party   and   the

Indemnifying  Party  (in  which  case,  if  such  Indemnified  Party  notifies  the  Indemnifying

Party   in   writing   that   it   elects   to   employ   separate   counsel   at   the   expense   of   the

Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof  and  the  reasonable  fees  and  expenses  of  no  more  than  one  separate  counsel  shall

be  at  the  expense  of  the  Indemnifying Party).   The  Indemnifying Party shall  not  be  liable

for  any  settlement  of  any  such  Proceeding  effected  without  its  written  consent,  which

consent  shall  not  be  unreasonably  withheld  or  delayed.    No  Indemnifying  Party  shall,

without  the  prior  written  consent  of  the  Indemnified  Party,  effect  any  settlement  of  any pending  Proceeding  in  respect  of  which  any  Indemnified  Party  is  a  party,  unless  such settlement  includes  an  unconditional  release  of  such  Indemnified  Party  from  all  liability on claims that are the subject matter of such Proceeding.

Subject  to  the  terms  of  this  Agreement,  all  reasonable  fees  and  expenses  of  the

Indemnified  Party  (including  reasonable  fees  and  expenses  to  the  extent  incurred  in connection  with  investigating  or  preparing  to  defend  such  Proceeding  in  a  manner  not inconsistent  with  this  Section)  shall  be  paid  to  the  Indemnified  Party,  as  incurred,  within ten  Trading  Days  of  written  notice  thereof  to  the  Indemnifying  Party;  provided,  that  the

Indemnified  Party  shall  promptly  reimburse  the  Indemnifying  Party  for  that  portion  of such  fees  and  expenses  applicable  to  such  actions  for  which  such  Indemnified  Party  is judicially determined to be not entitled to indemnification hereunder.

(d)

Contribution.      If   the   indemnification   under   Section   5(a)   or   5(b)   is

unavailable to an  Indemnified Party or insufficient  to hold an  Indemnified  Party harmless for  any  Losses,  then  each  Indemnifying  Party  shall  contribute  to  the  amount  paid  or payable  by  such  Indemnified  Party,  in  such  proportion  as  is  appropriate  to  reflect  the relative  fault  of  the  Indemnifying  Party  and  Indemnified  Party  in  connection  with  the actions, statements or omissions that resulted in such  Losses as well as any other relevant equitable  considerations.  The  relative  fault  of  such  Indemnifying  Party  and  Indemnified

Party  shall  be  determined  by  reference  to,  among  other  things,  whether  any  action  in question,  including  any  untrue  or  alleged  untrue  statement  of  a  material  fact  or  omission

or   alleged   omission   of   a   material   fact,   has   been   taken   or   made   by,   or   relates   to

information  supplied  by,  such  Indemnifying  Party  or  Indemnified  Party,  and  the  parties’

relative  intent,  knowledge,  access  to  information  and  opportunity  to  correct  or  prevent

such  action,  statement  or  omission.   The  amount  paid  or  payable  by a  party  as  a  result  of

any   Losses   shall   be   deemed   to   include,   subject   to   the   limitations   set   forth   in   this

Agreement,  any reasonable  attorneys’  or  other  fees  or  expenses  incurred  by such  party in connection with any Proceeding to the extent such party would have been indemnified for such  fees  or  expenses  if  the  indemnification  provided  for  in  this  Section  was  available  to such party in accordance with its terms.

The  parties  hereto  agree  that  it  would  not  be  just  and  equitable  if  contribution pursuant  to  this  Section  5(d)  were  determined  by  pro  rata  allocation  or  by  any  other method  of  allocation  that  does  not  take  into  account  the  equitable  considerations  referred

to  in  the  immediately  preceding  paragraph.     Notwithstanding  the  provisions  of   this

Section  5(d),  Holder  shall  not  be  required  to  contribute,  in  the  aggregate,  any  amount  in excess of the amount by which the net proceeds actually received by Holder from the sale

of   the   Registrable   Securities   subject   to   the   Proceeding   exceeds   the   amount   of   any

damages  that  Holder  has  otherwise  been  required  to  pay  by  reason  of  such  untrue  or alleged  untrue  statement  or  omission  or  alleged  omission,  except  in  the  case  of  fraud  by

Holder.

The   indemnity  and   contribution   agreements   contained   in   this   Section   are   in

addition  to  any  liability  that  the  Indemnifying  Parties  may  have  to  the  Indemnified

Parties.

6.

Miscellaneous

(a)

Remedies.   In  the  event  of  a  breach  by  the  Company  or  by  the  Holder,  of any  of  their  respective  obligations  under  this  Agreement,  Holder  or  the  Company,  as  the case  may  be,  in  addition  to  being  entitled  to  exercise  all  rights  granted  by  law  and  under this  Agreement,  including  recovery  of  damages,  will  be  entitled  to  specific  performance

of  its  rights  under  this  Agreement.    The  Company  and  Holder  agree  that  monetary

damages would not provide adequate compensation for any losses incurred by reason of a breach  by it  of  any of  the  provisions  of  this  Agreement  and  hereby further  agrees  that,  in the  event  of  any  action  for  specific  performance  in  respect  of  such  breach,  it  shall  not assert or shall waive the defense that a remedy at law would be adequate.

(b)

No  Piggyback  on  Registrations.    Neither  the  Company  nor  any  of  its

security  holders  (other  than  the  Holder  in  such  capacity  pursuant  hereto)  may  include

securities   of   the   Company  in   the   Registration   Statement   other  than   the  Registrable

Securities.   In  addition,  from  the  date  hereof  until  the  end  of  the  Commitment  Period  and so  long  as  the  Company  shall  have  any  obligation  under  the  Convertible  Note  Purchase

Agreement  and  the  Convertible  Promissory  Note  issued  to  the  Buyer  pursuant  thereto

dated   January   __,   2015,   other   than   Registration   Statement(s)   required   to   be   filed

hereunder,   the   Company   shall   not   file   any   other   registration   statements   with   the

Commission  seeking  to  register  shares  issuable  pursuant  to  an  equity  line  of  credit  or similar transaction based on a floating issuance or conversion price.

(c)

Compliance.    Holder  covenants  and  agrees  that  it  will  comply  with  the prospectus  delivery  requirements  of  the  Securities  Act  as  applicable  to  it  in  connection with sales of Registrable Securities pursuant to a Registration Statement.

(d)

Discontinued  Disposition.   Holder  agrees  by  its  acquisition  of  Registrable

Securities that, upon receipt of a notice from the Company of the occurrence of any event of  the  kind  described  in  Section  3(d),  Holder  will  forthwith  discontinue  disposition  of such  Registrable  Securities  under  a  Registration  Statement  until  it  is  advised  in  writing

(the  “Advice”)  by the  Company that  the  use  of  the  applicable  Prospectus  (as  it  may have

been  supplemented  or  amended)  may be  resumed.   The  Company will  use its  best  efforts

to ensure that the use of the Prospectus may be resumed as promptly as it practicable.

(e)

Amendments  and  Waivers.  The  provisions  of  this  Agreement,  including the  provisions  of  this  sentence,  may  not  be  amended,  modified  or  supplemented,  and waivers or consents to departures from the provisions hereof may not be given, unless the same  shall  be  in  writing  and  signed  by  the  Company  and  each  Holder  of  the  then

outstanding  Registrable  Securities.   Notwithstanding  the  foregoing,  a  waiver  or  consent

to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders  and that does not directly or indirectly affect the  rights of other Holders may  be  given  by  Holders  of  all  of  the  Registrable  Securities  to  which  such  waiver  or consent  relates;  provided,  however,  that  the  provisions  of  this  sentence  may  not  be amended,  modified,  or  supplemented  except  in  accordance  with  the  provisions  of  the immediately preceding sentence.

(f)

Notices.   Any   and   all   notices   or   other   communications   or   deliveries

required  or  permitted  to  be  provided  hereunder  shall  be  delivered  as  set  forth  in  the

Purchase Agreement.

(g)

Successors  and  Assigns.  This  Agreement  shall  be  binding  upon  and  inure

to   the   benefit   of   the   parties   and   their   successors.     Neither   party   may   assign   this

Agreement or any rights or obligations hereunder (other than by merger).

(h)

Piggy  Back  Registration  Rights.   If  at  any  time  during  the  Effectiveness

Period  there  is  no  effective  Registration  Statement  covering  all  of  the  Shares  then  issued

and   outstanding   and   the   Company   shall   determine   to   prepare   and   file   with   the

Commission  a  registration  statement  relating  to  an  offering  for  its  own  account  or  the account  of  others  under  the  Securities  Act  of  any  of  its  equity  securities,  other  than  on

Form  S-4  or  Form  S-8  (each  as  promulgated  under  the  Securities  Act)  or  their  then

equivalents   relating  to   equity  securities   to   be  issued   solely  in   connection   with   any

acquisition  of  any  entity  or  business  or  equity  securities  issuable  in  connection  with  the stock  option  or  other  employee  benefit  plans,  then  the  Company  shall  include  in  such

registration  statement  all  of  such  Shares.   For  clarity,  the  provisions  of  this  Section  6(h)

shall  require  that  the  Company include  the  Shares  and  the  Additional  Shares  to  be  issued pursuant  to  Section  2.2  and  2.3,  respectively,  of  the  Securities  Purchase  Agreement  on the first registration statement it files following the date hereof.

(i)

No   Inconsistent   Agreements.   Neither   the   Company   nor   any   of   its

Subsidiaries  has  entered,  as  of  the  date  hereof,  nor  shall  the  Company  or  any  of  its

Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holder in

this  Agreement  or  otherwise  conflicts  with  the  provisions  hereof.   Except  as  set  forth  on

Schedule 6(i), neither the Company nor any of its subsidiaries has previously entered into any  agreement  granting  any  registration  rights  with  respect  to  any  of  its  securities  to  any

Person that have not been satisfied in full.

(j)

Execution  and  Counterparts.   This  Agreement  may  be  executed  in  two  or

more counterparts, all of which when taken together shall be considered one and the same agreement  and  shall  become  effective  when  counterparts  have  been  signed  by  each  party and  delivered  to  the  other  party,  it  being  understood  that  both  parties  need  not  sign  the

same  counterpart.   In  the  event  that  any  signature  is  delivered  by  facsimile  transmission or  by  e-mail  delivery  of  a  “.pdf”  format  data  file,  such  signature  shall  create  a  valid  and binding obligation  of  the  party executing (or on  whose  behalf  such  signature is  executed)

with  the  same  force  and  effect  as  if  such  facsimile  or  “.pdf”  signature  page  were  an original thereof.

(k)

Governing   Law.     All   questions   concerning   the   construction,   validity,

enforcement  and  interpretation  of  this  Agreement  shall  be determined  in  accordance  with the provisions of the Securities Purchase Agreement.

(l)

Cumulative  Remedies.   The  remedies  provided  herein  are  cumulative  and

not exclusive of any other remedies provided by law.

(m)

Severability.   If   any   term,   provision,   covenant   or   restriction   of   this

Agreement  is  held  by  a  court  of  competent  jurisdiction  to  be  invalid,  illegal,  void  or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein  shall  remain  in  full  force  and  effect  and  shall  in  no  way  be  affected,  impaired  or invalidated,  and  the  parties  hereto  shall  use  their  commercially  reasonable  efforts  to  find and  employ  an  alternative  means  to  achieve  the  same  or  substantially  the  same  result  as

that contemplated by such term, provision, covenant or restriction.   It is hereby stipulated

and   declared   to   be   the   intention   of   the   parties   that   they  would   have   executed   the

remaining  terms,  provisions,  covenants  and  restrictions  without  including  any  of  such that may be hereafter declared invalid, illegal, void or unenforceable.

(n)

Headings.   The  headings  in  this  Agreement  are  for  convenience  only,  do not  constitute  a  part  of  this  Agreement,  and  shall  not  be  deemed  to  limit  or  affect  any  of the provisions hereof.

*************************

IN  WITNESS  WHEREOF,  the  parties  have  executed  this  Registration  Rights

Agreement as of the date first written above.

MINERALRITE CORPORATION

By: ____________________________

Name: _________________________

Title: ________________________

RIVER NORTH EQUITY, INC.

By: ________________________

Name: Edward M. Liceaga

Title: President